INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

At December 31, 2014, the Company had federal net operating loss carry forwards of approximately $5,698,000 which may be offset against future taxable income through 2032, and a California net operating loss carryforward of approximately $4,803,000. No net deferred tax assets are recorded at December 31, 2014 or 2013, as all deferred tax assets have been fully offset by a valuation allowance due to the uncertainty of future utilization.

        At December 31, 2014 and December 31, 2013, long term deferred tax assets consist of the following:

	2014	2013

Net operating loss carry-forwards	$2,218,000	$1,165,000
Equity based instruments	1,515,000	877,000
Deferred compensation	361,000	155,000
Intangibles	173,000	70,000
Warrants	759,000	745,000
Other	46,000	80,000
Less: Valuation allowance	(5,072,000)	(3,092,000)

Net deferred tax assets	-	-

At December 31, 2014 and 2013, the Company has recorded a full valuation allowance against its net deferred assets of approximately $5,072,000 and $3,092,000 respectively.  The change in the valuation allowance during the year ended 2014 was approximately $1,980,000 and a full valuation allowance has been recorded since, in the judgement of management, these assets are not more likely than not to be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences and carryforwards become deductible or are utilized.

Pursuant to Section 382 of the Internal Revenue Code of 1986, the annual utilization of a company's net operating loss carryforwards could be limited if the Company experiences a change in ownership of more than 50 percentage points within a three-year period. An ownership change occurs with respect to a corporation if it is a loss corporation on a testing date and, immediately after the close of the testing date, the percentage of stock of the corporation owned by one or more five-percent shareholders has increased by more than 50 percentage points over the lowest percentage of stock of such corporation owned by such shareholders at any time during the testing period. The Company does not believe such an ownership change occurred subsequent to the reverse merger transaction, but has not yet evaluated the impact of the Novalere acquisition in 2015.

The Company has experienced an ownership change with regard to Semprae operating losses. Out of $19,482,000 of Federal and California NOLs as of December 24, 2013, only $44,000 per year can be used going forward for a total of $888,000 each.

A reconciliation of the statutory federal income tax rate for the year ended December 31, 2014 and 2013 to the effective tax rate is as follows:

	2014	2013
Expected federal tax	34.00%	34.00%
State tax (net of federal benefit)	6.13%	5.80%
Other	0.89%	(0.10)%
Valuation allowance	(41.02)%	(39.70)%

Total	-%	-%

The Company follows FASB ASC 740-10, Uncertainty in Income Taxes. The Company recognizes interest and penalties associated with uncertain tax positions as a component of income tax expense. The Company does not have any unrecognized tax benefits or a liability for uncertain tax positions at December 31, 2014 and 2013. The Company does not expect to have any unrecognized tax benefits within the next twelve months. The Company recognizes accrued interest and penalties associated with uncertain tax positions, if any, as part of income tax expense. There were no tax related interest and penalties recorded for 2014 and 2013. Since the Company incurred net operating losses in every tax year since inception, all of its income tax returns are subject to examination and adjustments by the IRS for at least three years following the year in which the tax attributes are utilized.